Exhibit 99.1

AMERICAN APPAREL ANNOUNCES $25 MILLION SHARE REPURCHASE PROGRAM

LOS ANGELES, May 23, 2008 -- American Apparel, Inc. (Amex: APP) today announced that its Board of Directors has authorized the repurchase of up to an aggregate of $25 million of its outstanding common stock.

It is expected that repurchases will be made from time to time on the open market at prevailing market prices or in negotiated transactions off the market. The repurchase program is expected to continue over the next twelve months unless extended or shortened by the Board of Directors. The actual number and timing of share repurchases will be determined at American Apparel's discretion and will be subject to market conditions, applicable legal requirements and other factors.

“This share repurchase program reflects the confidence we have in our business and our commitment to preserving shareholder value. By authorizing this repurchase program, it is our intent to address some of the dilution from the warrant redemption completed in March of this year,” said American Apparel’s Director of Corporate Finance and Development, Adrian Kowalewski.

About American Apparel

American Apparel is a vertically integrated manufacturer, distributor, and retailer of branded fashion basic apparel based in downtown Los Angeles, California. As of May 15, 2008, American Apparel employed over 7,000 people and operated over 185 retail stores in 15 countries, including the United States, Canada, Mexico, United Kingdom, Belgium, France, Germany, Italy, the Netherlands, Sweden, Switzerland, Israel, Australia, Japan and South Korea. American Apparel also operates a leading wholesale business that supplies high quality T-shirts and other casual wear to distributors and screen printers. In addition to its retail stores and wholesale operations, American Apparel operates an online retail e-commerce website at http://store.americanapparel.net.

Safe Harbor Statement

This press release, and other statements that American Apparel, Inc. may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and include statements regarding, among other things, the company's future financial condition and results of operations and the company's prospects and strategies for future growth. In some cases, you can identify forward-looking statements by words or phrases such as "trend," "potential," "opportunity," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" and similar expressions.

Such forward-looking statements are based upon the current beliefs and expectations of American Apparel's management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements. American Apparel cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. The following factors, among others, could cause actual results to differ from those set forth in forward-looking statements: business conditions, including risks associated with foreign markets, international business and online retail operations, increases in materials or labor costs and employee matters; the company's relationships with its lenders and its ability to comply with the terms of its existing credit facilities; changing interpretations of generally accepted accounting principles; changes in the overall level of consumer spending; changes in preferences in apparel or the acceptance of the company's products and the company's ability to anticipate such changes; the performance of the company's products within the prevailing retail environment; availability of store locations at appropriate terms and our ability to open new stores and expand internationally; the possibility that the company's suppliers and manufacturers may not timely produce or deliver the company's products; financial non-performance by the company's customers, primarily in the wholesale business; inquiries and investigations and related litigation; continued compliance with U.S. and foreign government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which the company is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition, both domestic and foreign, from other apparel providers; changes in key personnel; costs as a result of operating as a public company; general economic conditions; increases in interest rates; geopolitical events and regulatory changes; as well as other relevant risks detailed in the other filings that the company makes with the Securities and Exchange Commission and available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Contact:
Joseph Teklits/Jean Fontana
ICR
203-682-8200